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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Precision Optics Corporation, Inc.
(Name of Registrant as Specified In Its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Precision Optics Corporation, Inc. The meeting will be held Tuesday, November 24, 2009, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed envelope.

We have also enclosed a copy of our 2009 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 24, 2009 — Precision Optics Corporation, Inc.'s Proxy Statement and 2009 Annual Report to Stockholders are available at www.materials.proxyvote.com/740294.

The Board of Directors and Management look forward to seeing you at the meeting.

Very truly yours,

Richard E. Forkey President

PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To be Held on Tuesday, November 24, 2009

To our Stockholders:

Precision Optics Corporation, Inc. will hold its 2009 Annual Meeting of Stockholders on Tuesday, November 24, 2009, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440.

We are holding this Annual Meeting to:

1.
elect one Class I director to hold office for a three-year term and until his respective successor shall have been duly elected and qualified; and

2.
transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

All stockholders of record at the close of business on Thursday, October 1, 2009, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 24, 2009 — Precision Optics Corporation, Inc.'s Proxy Statement and 2009 Annual Report to Stockholders are available at www. materials.proxyvote.com/740294.

It is important that your shares be represented at this meeting. Even if you attend the meeting, we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your right to attend the meeting.

By Order of the Board of Directors

Jack P. Dreimiller
 Clerk

Gardner, MA
October 30, 2009

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

PRECISION OPTICS CORPORATION, INC.

Annual Meeting of Stockholders
November 24, 2009

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for use at the 2009 Annual Meeting of Stockholders of the Company to be held on November 24, 2009, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440, and any adjournments or postponements of the Annual Meeting, for the purposes set forth herein and in the accompanying Notice of 2009 Annual Meeting of Stockholders. The Company incorporated in 1982, and its principal executive offices are located at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to stockholders on or about October 30, 2009.

Stockholders Entitled to Vote

As of October 1, 2009, the Company had outstanding 1,018,411 shares of common stock, $0.01 par value per share. Each share of common stock entitles the holder of record thereof at the close of business on October 1, 2009 (the "Record Date") to one vote, in person or by proxy, on the matters to be voted upon at the meeting.

Voting Procedures

Consistent with Massachusetts law and the Company's By-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, such shares will be voted in favor of and for the election of the nominee for director as set forth in Proposal 1.

Any stockholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person; (2) filing with the Clerk of the Company a written instrument revoking the proxy; or (3) delivering to the Clerk another newly executed proxy bearing a later date.

Required Vote

With regard to the election of directors, votes may be cast "FOR" or "WITHHOLD." Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the Annual Meeting is required to elect the Class I director nominee described in Proposal 1. For purposes of this vote, abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner.

Voting on Other Matters

At the date hereof, the Company has no knowledge of any business other than that described in the Notice for the Annual Meeting which will be presented for consideration at the Annual Meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies in accordance with their own judgment. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

Costs of Proxy Solicitation

The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mail, the Company may use the services of some of its directors, officers, and regular employees (who will receive no compensation therefrom in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

 PROPOSAL 1: ELECTION OF DIRECTOR

TO CONSIDER AND APPROVE THE RE-ELECTION OF RICHARD E. FORKEY TO OUR BOARD OF DIRECTORS.

Our Board of Directors is divided into three classes that are as nearly equal in number as possible, with staggered terms of office. Only one class is elected each year. Each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at six. The directors in Class III, Joseph N. Forkey and Richard Miles, will hold office until the annual meeting of stockholders in 2011 and until their successors have been duly elected and qualified. The Class II directors, Joel R. Pitlor and Donald A. Major, will hold office until the annual meeting of stockholders in 2010 and until their respective successors have been duly elected and qualified. The director in Class I, Richard E. Forkey, will hold office until the annual meeting of stockholders in 2009 and is standing for re-election.

The names, ages, business experience for at least the last five years, and certain other information regarding the current directors, are as follows:

Name	Age	Director Since	Principal Occupation; Directorships of Other Public Companies
Richard E. Forkey(2)	69	1982	President, Chief Executive Officer, Treasurer and a director of our Company since founding our Company in 1982; Clerk of our Company from May 1983 to June 1990.
Joseph N. Forkey(1)(2)	41	2006

Executive Vice President and Chief Scientific Officer of our Company since April 2006; Chief Scientist of our Company from September 2003 to April 2006. Prior to joining our Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Joel R. Pitlor(1)	71	1990

Since 1979, Mr. Pitlor has been President of J.R. Pitlor, a management consulting firm that provides strategic business planning, which Mr. Pitlor founded. Mr. Pitlor has provided business planning consultation to our Company since 1983.

Donald A. Major(1)	48	2005

Since 2002, Mr. Major has served as Vice President and Treasurer of Anderson Entertainment, LLC (formerly Digital Excellence LLC). From October 2006 to May 2007, Mr. Major served as Vice President of Corporate Development of Advanced Duplication Services LLC. Since October 2007, Mr. Major's primary occupation has been as an independent consultant to a private equity firm where he is engaged in identifying, evaluating and implementing corporate investment opportunities.

Name	Age	Director Since	Principal Occupation; Directorships of Other Public Companies
Richard Miles(1)	66	2005

Since 1972, Professor Miles has been a member of the faculty at Princeton University, and serves as the Director of the Applied Physics Group in Princeton University's Mechanical and Aerospace Engineering Department.

(1)
Directors whose terms do not expire this year.

(2)
Richard E. Forkey is the father of Joseph N. Forkey.

Director Independence

During the fiscal year ended June 30, 2009, the individuals named in the table above served as members of our Board of Directors. Of those individuals, Messrs. Pitlor, Major and Miles are "independent" as defined in Rule 5605 of the Nasdaq Marketplace Rules. Our common stock is traded on the Over-The-Counter Bulletin Board, referred to herein as the OTCBB. The OTCBB does not have a requirement that we have a majority of independent directors on our Board.

Board of Directors

During the fiscal year ended June 30, 2009, our Board of Directors held two meetings and acted by unanimous written consent on two occasions. Each director attended at least 75% of the meetings of the Board of Directors.

While we have no formal policy in place regarding board members' attendance at annual meetings of stockholders, we encourage their attendance at such annual meetings. There were three members of the Board of Directors in attendance at our 2008 Annual Meeting of Stockholders.

Information as to ownership of our securities by the nominee for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

While the Board does not have a standing nominating committee, it does have a standing Audit Committee and a standing Compensation Committee.

Audit Committee

The Audit Committee of the Board of Directors is currently composed of Messrs. Major and Miles. The Audit Committee has adopted a charter which is included as Appendix A to this Proxy Statement. The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of our Company's financial statements, systems of internal control and the independence and performance of the independent registered public accounting firm. The Audit Committee's specifically enumerated powers and responsibilities include hiring and terminating the independent registered public accounting firm and pre-approving any engagements of the independent registered public accounting firm for audit and all permitted non-audit services. The Audit Committee held four meetings during the fiscal year ended June 30, 2009. Each of the Audit Committee members attended 100% of the meetings of the Audit Committee held during the fiscal year ended June 30, 2009.

The Board of Directors has made a determination that Mr. Major, Chair of the Audit Committee, qualifies as an audit committee financial expert meeting the criteria set forth in Item 407(d)(5) of Regulation S-K. We have determined that Mr. Major is "independent" as independence for audit committee members is defined in Rule 5605 of the Nasdaq Marketplace Rules and Rule 10A-3 of the Securities Exchange Act of 1934. Mr. Major has an understanding of generally accepted accounting principles and financial statements and has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves. He also has over seven years of experience, including five years in a supervisory capacity, auditing, analyzing and evaluating financial statements that had a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our Company's financial statements. Additionally, Mr. Major served as the Chief Financial Officer to several public and private companies over a span of 18 years where he was responsible for preparing financial statements. He has an understanding of internal controls over financial reporting and an understanding of audit committee functions. Mr. Major earned his BA in Accounting in 1984 from Michigan State University.

Compensation Committee

The Board of Directors formed a compensation committee in April 2006. The Compensation Committee is currently composed of Messrs. Major and Miles, with Mr. Major serving as Chair of the committee. The Compensation Committee does not have a charter. The Compensation Committee's primary functions are to provide a general review of our Company's compensation and benefit arrangements and to review and establish compensation practices and policies for our officers. The Compensation Committee held no meetings during the fiscal year ended June 30, 2009.

Director Nomination Procedures

We believe that it is appropriate not to have a standing nominating committee because of the small size of the Board of Directors. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors weighs the input of all directors.

The process by which the Board of Directors considers nominees for membership on the Board of Directors is flexible and based, generally, on the directors' assessment of the needs of our Company and the extent to which existing directors meet those needs. Factors considered by the Board of Directors in evaluating the suitability of a potential nominee may include, but not be limited to: business and management experience, familiarity with our Company's industry and products, the ability to integrate with existing directors and management and the extent to which a potential nominee may satisfy applicable requirements such as independence or expertise requirements under the securities laws.

The Board of Directors will consider director nominees recommended by stockholders and will assess the qualities of the candidate and needs of our Company as described above. Such recommendations should include the name, age, address, telephone number, principal occupation, background and qualifications of the nominee and the name, address, telephone number of and number of shares of common stock beneficially owned by the stockholder making the recommendation and should be sent to our Clerk at 22 East Broadway, Gardner, Massachusetts 01440. Such recommendations should be submitted to our Clerk prior to June 15 of the respective year in order to give us adequate time in order to consider the recommendations.

All of the stockholders holding shares of our common stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect one Class I director at the 2009 Annual Meeting. If a nominee is not available as a candidate when the election occurs, the persons named in the proxy may, in their discretion, vote for the election of such other person as the Board of Directors may designate or reduce the number of directors correspondingly. We have no reason to believe the nominee will not be available for election.

The Board recommends that the stockholders vote FOR the nominee for election to the Board. Proxies will be voted in favor of the nominee unless a stockholder has indicated otherwise in the proxy.

 OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented or acted upon at the 2009 Annual Meeting. If any other matter is properly presented at the 2009 Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

 EXECUTIVE OFFICERS

The following table below identifies our executive officers as of June 30, 2009:

Name	Age	Offices
Richard E. Forkey	69	President, Chief Executive Officer and Treasurer
Joseph N. Forkey	41	Executive Vice President and Chief Scientific Officer
Jack P. Dreimiller	61	Senior Vice President, Chief Financial Officer and Clerk

Mr. Richard E. Forkey has served as our President, Chief Executive Officer, Treasurer, and a director since he founded our Company in 1982. He served as our Clerk from May 1983 to June 1990.

Dr. Joseph N. Forkey, son of Richard E. Forkey, served has our Executive Vice President and Chief Scientific Officer since April 2006 and served as our Chief Scientist from September 2003 to April 2006. Since joining our Company, he has been involved in general technical and management activities, as well as investigations of opportunities that leverage our newly developed technologies. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining our Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Jack P. Dreimiller has served as our Senior Vice President, Finance, Chief Financial Officer and Clerk since August 15, 2008 and also served as our Senior Vice President, Finance and Chief Financial Officer from April 1992 until June 2005 and our Clerk from January 1998 until June 2005. Since June 2005, he has served as an independent consultant serving various roles as financial/accounting executive, including interim Chief Financial Officer, for a number of companies. From June 2005 to December 2005, he was an independent consultant to our Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have an arrangement with J.R. Pitlor, a company wholly-owned by Mr. Joel R. Pitlor, our director, under which Mr. Pitlor provides consulting services to our Company for a fee currently not to exceed $5,000 per month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. We paid or accrued to J.R. Pitlor for consulting services aggregate fees of $60,000, or $5,000 per month, for each of the fiscal years 2009 and 2008. $85,000 of this amount has been deferred, and Mr. Pitlor has agreed that such fees may be paid in the form of our restricted common stock.

We lease our facility in Gardner, Massachusetts from Equity Assets, Inc., a company wholly-owned by Mr. Richard E. Forkey, our President, Chief Executive Officer, Treasurer and director. We are currently a tenant-at-will, paying rent of $9,000 per month, or an aggregate of $108,000 per year, for each of fiscal years 2009 and 2008.

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of our Company. This policy is included in our Corporate Code of Ethics and Conduct, and our Employee Manual. We conduct a review of all related party transactions for potential conflicts of interest situations on an ongoing basis and all such transactions relating to officers and directors must be approved by the Audit Committee.

A conflict of interest occurs when the private interest of an employee or director (or an immediate family or household member) interferes, in any way — or even appears to interfere — with the duties performed by the employee or director or with the interests of our Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in our Company.

We require that all employees, officers and directors report to the Chief Financial Officer and/or the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of the Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict. Violations, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment.

To this end, our employees, officers or directors may not be employed by, act as a consultant to, or have an independent business relationship with any of our customers, competitors or suppliers. Nor may employees, officers or directors invest in any customer, supplier, or competitor (other than through mutual funds or through holdings of less than 2 percent of the outstanding shares of publicly traded securities) unless they first obtain written permission from our Chief Executive Officer. Employees, officers or directors may not divulge or use our confidential information — such as financial data, customer information, and computer programs — for their own personal or business purposes.

Any personal or business activities by an employee, officer or director that may raise the foregoing concerns must be disclosed to and approved in advance by our Chief Financial Officer. The Audit Committee will determine whether violations of the Code have occurred and, if so, will determine the disciplinary measures to be taken against any employee who has violated the Code. Disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, oral or written warnings, disciplinary probation, suspension, reductions in salary, demotion or termination of employment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who beneficially own more than 10% of a registered class of our securities to file with the Securities Exchange Commission, or SEC, reports of ownership and changes in ownership of common stock and other equity securities of our Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended June 30, 2009 and Forms 5 and amendments thereto furnished to us with respect to such fiscal year, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year.

 EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation

The following table sets forth all compensation for the last two completed fiscal years ended June 30, 2009 and 2008 awarded to, earned by, or paid to our Principal Executive Officer, Vice President and Chief Scientific Officer and one of our employees, referred to herein as the "Named Executive Officers." No other executive officer or employee earned over $100,000 in the last completed fiscal year.

Summary Compensation Table for the Fiscal Years Ended June 30, 2009 and 2008

Name and principal position (a)	Year June 30, (b)	Salary ($) (c)		Bonus ($) (d)	Stock awards ($) (e)	Option awards ($) (f)	Non-equity incentive plan compensation ($) (g)	Non-qualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)

Richard E. Forkey
President, Principal
Executive Officer	2009	$195,000	(4)	-0-	-0-	-0-	-0-	-0-	$22,162 (1)(2)	$217,162
and Treasurer	2008	$195,000	(4)	-0-	-0-	-0-	-0-	-0-	$24,547 (1)(2)	$219,547
Joseph N. Forkey
Executive Vice President and Chief	2009	$120,000	(4)	-0-	-0-	-0-	-0-	-0-	-0-	$120,000
Scientific Officer	2008	$120,000	(4)	-0-	-0-	-0-	-0-	-0-	$1,200 (3)	$121,200
Richard G. Cyr	2009	$119,025		-0-	-0-	-0-	-0-	-0-	-0-	$119,025
Optical Shop Manager	2008	$117,027		-0-	-0-	-0-	-0-	-0-	$1,236 (3)	$118,263

(1)
Includes car expense of $2,100 for 2009 and 2008.

(2)
Includes premiums for a life insurance policy and a disability insurance policy of $18,162 for 2009 and $18,579 for 2008, and $1,968 for our Company's matching contribution to the Profit Sharing and 401(k) Plan for 2008.

(3)
Represents our Company's matching contribution to the Profit Sharing and 401(k) Plan.

(4)
Based on new compensation arrangements approved by the Board of Directors on April 15, 2008 for the President and for the Chief Scientific Officer, $163,848 and $12,000, respectively, of these amounts were deferred in 2009 and $66,883 and $923, respectively, were deferred in 2008, and will be paid in the form of restricted stock that will be subject to future performance based vesting.

Employment Contracts and Termination of Employment Arrangements

On April 15, 2008, the Board of Directors approved new compensation arrangements for Richard E. Forkey and Joseph N. Forkey. Pursuant to these arrangements, a portion of their base salary, as detailed in the Summary Compensation Table and related footnotes, would be deferred and paid in the form of shares of our restricted common stock. The common stock will be subject to a vesting schedule based on certain performance criteria being met.

Except as described above, we have no employment contracts, agreements or arrangements in place with any Named Executive Officer. We have no compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with our Company and its subsidiaries, or as a result of a change-in-control of our Company or a change in the Named Executive Officers' responsibilities following a change-in-control.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of options outstanding on June 30, 2009, the last day of our fiscal year, to each of the Named Executive Officers named in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End Table for the Fiscal Year Ended June 30, 2009

Option awards

Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)

Richard E. Forkey	14,944	0	$13.75	5/9/2016
	14,944	0	$20.75	6/13/2015
Joseph N. Forkey	600	0	$13.75	5/9/2016
	11,208	0	$13.75	6/13/2015
	22,416	0	$20.75	6/13/2015
Richard G. Cyr	7,534	2,666 (1)	$13.75	5/9/2016

(1)
These options will become exercisable in equal installments on May 9, 2010 and May 9, 2011.

Option Grants in Last Fiscal Year

We did not grant stock options during the fiscal year ended June 30, 2009 to any of our Named Executive Officers.

Long Term Incentive Plans; Awards in Last Fiscal Year

We did not grant awards under a long-term incentive plan in the fiscal year ended June 30, 2009.

Profit Sharing and 401(k) Plan

We have a defined contribution 401(k) profit sharing plan, referred to as the "Profit Sharing and 401(k) Plan" or the "Plan." Employer profit sharing and matching contributions to the Plan are discretionary. No employer profit sharing contributions were made to the Plan in fiscal year 2009 or 2008. Employer matching contributions to the plan amounted to $0 and $17,473 for fiscal years 2009 and 2008, respectively.

Director Compensation

The following table sets forth all compensation paid to our directors during the fiscal year ended June 30, 2009:

Director Compensation Table for the Fiscal Year Ended June 30, 2009

Name(1) (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)		Non-equity incentive plan compensation ($) (e)	Non-qualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)

Joel R. Pitlor	$500 (2)	0	$482	(4)(6)	0	0	$60,000 (5)	$60,982
Donald A. Major	$7,000 (2)(3)	0	$482	(4)(7)	0	0	0	$7,482
Richard B. Miles	$1,000 (2)	0	$482	(4)(8)	0	0	0	$1,482

(1)
This table does not include directors whose compensation is reflected in the Summary Compensation Table.

(2)
We pay each director, who is not also an employee of our Company, $250 per board or committee meeting that the director attends and reimburse the director for travel expenses.

(3)
For his service to our Company in his capacity as Chair of the Audit Committee, Mr. Major receives compensation of $500 per month, which is in addition to the standard compensation received by all members of the Board of Directors for their services.

(4)
Each of Messrs. Major, Miles and Pitlor were issued options to purchase 400 shares of our common stock at our annual meeting held in November 2008. These options were immediately exercisable at a price per share of $0.05, which was the closing price of our common stock on the Over-the-Counter Bulletin Board on the date of grant. These options will remain exercisable following a director's departure from service and expire on November 25, 2018. The amounts shown reflect the dollar amounts computed for financial statement reporting purposes for fiscal 2009 in accordance with the requirements of SFAS 123(R), excluding an estimate of forfeitures. Refer to Note 4, "Stockholders' Equity-Stock Options," in the Notes to the Consolidated Financial Statements included in our financial statements for the fiscal year ended June 30, 2009, for the relevant assumptions used to determine the valuation of option awards.

(5)
Mr. Pitlor is paid $60,000 per year, or $5,000 per month, for his services as a consultant to our Company. $60,000 of this amount has been deferred, and Mr. Pitlor has agreed that such fees may be paid in the form of our restricted common stock.

(6)
As of June 30, 2009, Mr. Pitlor held a total of 1,978 options to purchase shares of our common stock.

(7)
As of June 30, 2009, Mr. Major held a total of 2,000 options to purchase shares of our common stock.

(8)
As of June 30, 2009, Mr. Miles held a total of 1,600 options to purchase shares of our common stock.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Securities Authorized for Issuance under Equity Compensation Plans

As of June 30, 2009, our equity securities authorized for issuance, aggregated, are as follows:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	93,178	$16.17	135,898
Equity compensation plans not approved by security holders	0	—	0

Total	93,178	$16.17	135,898

Equity Incentive Plans

On November 28, 2006, our stockholders approved the 2006 Equity Incentive Plan, referred to as the 2006 Incentive Plan, which succeeds our Amended and Restated 1997 Equity Incentive Plan, referred to as the 1997 Incentive Plan. No further awards have been or will be granted under the 1997 Incentive Plan. Our Board of Directors had previously approved the 2006 Incentive Plan, subject to the approval of our stockholders. The 2006 Incentive Plan allows for the grant of stock options to selected employees, directors and other persons who provide services to our Company or its affiliates.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding our common stock beneficially owned as of the close of business on October 1, 2009 by the following persons: (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each of our directors and nominees for director who beneficially own our Company's or its subsidiaries' common stock; (iii) each of our Named Executive Officers who beneficially own our Company's or its subsidiaries' common stock; and (iv) all executive officers and directors, as a group, who beneficially own our Company's or its subsidiaries' common stock.

The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
AIGH Investment Partners, LLC 6006 Berkeley Avenue, Baltimore, MD 21209	190,208	(3)	18.7%
Austin W. Marxe c/o Special Situations Funds 527 Madison Avenue, Suite 2600, New York, NY 10022	1,591,337	(4)	71.9%
David M. Greenhouse c/o Special Situations Funds 527 Madison Avenue, Suite 2600, New York, NY 10022	1,591,133	(5)	71.9%
Arnold Schumsky 145 East 27th Street New York, New York 10016	138,406	(6)	12.0%
Directors and Named Executive Officers
Joseph N. Forkey c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	34,712	(7)	3.3%
Richard E. Forkey c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	42,504	(8)	4.1%
Donald A. Major c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	6,000	(9)	*
Richard B. Miles c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	5,600	(10)	*
Joel R. Pitlor c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	193,737	(11)	18.0%
Richard G. Cyr c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	7,534	(12)	*
All executive officers and directors as a group, including those named above (6 persons)	283,136	(13)	24.7%

*
Less than 1%

(1)
Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within 60 days of October 1, 2009, sole voting and investment power. Amounts listed have been adjusted to reflect a 1-for-25 reverse split, effective December 11, 2008.

(2)
As of October 1, 2009, we had 1,018,411 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within 60 days of October 1, 2009 pursuant to options, warrants, conversion privileges or other rights.

(3)
Holdings as of April 13, 2006, as reported on Schedule 13D filed with the SEC on May 3, 2006 by Orin Hirschman. AIGH Investment Partners LLC and Orin Hirschman, managing member of AIGH, have shared voting and dispositive control over the shares.

(4)
Represents (i) 1,097 shares of common stock owned of record by Special Situations Cayman Fund, L.P., or SSCF, (ii) 4,181 shares of common stock owned of record by Special Situations Fund III, L.P., or SSF III, (iii) 207,699 shares of common stock owned of record by Special Situations Fund III QP, L.P., or SSF III QP, (iv) 232,728 shares that may be acquired under an outstanding warrant held by SSF III QP, which is immediately exercisable, (v) 145,200 shares that may be acquired under an outstanding warrant held by SSF III QP, which is immediately exercisable, (vi) 220,000 shares that may be acquired upon conversion of a convertible promissory note held by SSF III QP, (vi) 160,000 shares of common stock owned of record by Special Situations Private Equity Fund, L.P., or SSPEF, (vii) 145,200 shares that may be acquired under an outstanding warrant held by SSPEF, which is immediately exercisable, (viii) 220,000 shares that may be acquired upon conversion of a convertible promissory note held by SSPEF, (ix) 232,728 shares that may be acquired under an outstanding warrant held by SSPEF, which is immediately exercisable, and (x) 22,300 shares of common stock owned by Special Situations Technology Fund II, L.P., or SSTF II. SSCF, SSF III, SSF III QP, SSPEF and SSTF II are affiliated funds.

MGP is the general partner of the SSF III QP and the general partner of and investment adviser to SSF III. AWM is the general partner of MGP, the general partner of and investment adviser to SSFCF and the investment adviser to SSF III QP, SSCF, SSFTF II and SSPEF. Messrs. Marxe and Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and dispositive control over the portfolio securities of each of the funds listed above. Also includes 204 shares that may be acquired by Mr. Marxe within 60 days upon the exercise of outstanding stock options.

(5)
Represents (i) 1,097 shares of common stock owned of record by Special Situations Cayman Fund, L.P., or SSCF, (ii) 4,181 shares of common stock owned of record by Special Situations Fund III, L.P., or SSF III, (iii) 207,699 shares of common stock owned of record by Special Situations Fund III QP, L.P., or SSF III QP, (iv) 232,728 shares that may be acquired under an outstanding warrant held by SSF III QP, which is immediately exercisable, (v) 145,200 shares that may be acquired under an outstanding warrant held by SSF III QP, which is immediately exercisable, (vi) 220,000 shares that may be acquired upon conversion of a convertible promissory note held by SSF III QP, (vii) 160,000 shares of common stock owned of record by Special Situations Private Equity Fund, L.P., or SSPEF, (viii) 145,200 shares that may be acquired under an outstanding warrant held by SSPEF, which is immediately exercisable, (ix) 220,000 shares that may be acquired upon conversion of a convertible promissory note held by SSPEF, (x) 232,728 shares that may be acquired under an outstanding warrant held by SSPEF, which is immediately exercisable, and (xi) 22,300 shares of common stock owned by Special Situations Technology Fund II, L.P., or SSTF II. SSCF, SSF III, SSF III QP, SSPEF and SSTF II are affiliated funds. MGP is the general partner of the SSF III QP and the general partner of and investment adviser to SSF III. AWM is the general partner of MGP, the general partner of and investment adviser to SSFCF and the investment adviser to SSF III QP, SSCF, SSFTF II and SSPEF. Messrs. Marxe and Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and dispositive control over the portfolio securities of each of the funds listed above.

(6)
Includes 34,910 shares that may be acquired upon exercise of an outstanding warrant which is immediately exercisable, 26,400 shares that may be acquired upon exercise of an outstanding warrant which is immediately exercisable and 40,000 shares that may be acquired upon conversion of a convertible promissory note.

(7)
Represents 34,224 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options and 488 shares owned by Dr. Forkey and his wife, Heather C. Forkey, with whom he shares voting and dispositive control.

(8)
Includes 29,888 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options.

(9)
Includes 2,000 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options.

(10)
Includes 1,600 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options.

(11)
Includes 1,978 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options, and 58,182 shares that may be acquired upon exercise of an outstanding warrant, which is immediately exercisable.

(12)
Represents 7,534 shares which may be acquired within 60 days of October 1, 2009, upon the exercise of outstanding stock options.

(13)
Includes 69,690 shares which may be acquired within 60 days of October 1, 2009 upon the exercise of outstanding stock options and 58,182 shares that may be acquired upon exercise of an outstanding warrant, which is immediately exercisable.

 INDEPENDENT PUBLIC ACCOUNTANTS

Independent Registered Public Accounting Firm Fees

Our principal and only independent registered public accountant for the fiscal year ended June 30, 2009 is Stowe & Degon LLC. The following table presents fees for professional audit services and other services rendered by Stowe and Caturano & Company, Ltd. for the fiscal years ended June 30, 2009 and 2008:

	2009	2008
Audit Fees(1)	$94,407	$88,265
Audit-Related Fees(2)	—	—

Total Audit and Audit-Related Fees	94,407	88,265
Tax Fees(3)	7,500	7,500
All Other Fees(4)	—	—

Total Fees	$101,907	$95,765

(1)
Audit fees for fiscal 2009 are comprised of: (i) fees for professional services performed by Stowe for the audit of our annual financial statements and review of our quarterly financial statements of $68,519, including direct out-of-pocket expenses in the amount of $519; and (ii) fees for attestation services performed by Stowe and Caturano in connection with the filing of our registration statement on Form S-1 of $25,888.

  Audit fees for fiscal 2008 are comprised of fees for professional services performed for the audit of our annual financial statements (Stowe) and review of our quarterly financial statements (Stowe and Caturano) of $88,265, including direct out-of-pocket expenses in the amount of $1,078.

(2)
Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of our annual financial statements or the review thereof and fees for due diligence services.

(3)
Tax fees for fiscal 2009 and 2008 by Stowe are comprised of fees for professional services performed with respect to corporate tax compliance, tax planning and tax advice.

(4)
We did not incur any other fees during fiscal 2009 or 2008 for products and services provided by Stowe or Caturano other than those disclosed above.

Annual Meeting

We expect that representatives from Stowe & Degon LLC will be present at the 2009 Annual Meeting of Stockholders and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit Committee Pre-Approval Policies

The Audit Committee has established pre-approval policies and procedures that would prohibit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee. As a result, all engagements of the independent auditors to render any services, whether they would be deemed audit or non-audit services, require pre-approval of the Audit Committee. No audit, review or attest services were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended June 30, 2009.

 AUDIT COMMITTEE REPORT

The Audit Committee is composed of Messrs. Major and Miles, each of whom is "independent" as defined in Rule 5605 of the Nasdaq Marketplace Rules. The Board of Directors has adopted a written charter for the Audit Committee, which is filed with this Proxy Statement as Appendix A.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended June 30, 2009, and has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee various matters, including, if applicable: (1) methods used to account for certain unusual transactions; (2) the effect of certain accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating certain accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to, and to discuss with, the Audit Committee, various matters relating to the auditor's independence), has discussed with the accountants their independence and has considered whether the provision of non-audit services by the accountants is compatible with maintaining that independence. Based on the foregoing and further review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 for filing with the Securities and Exchange Commission.

Donald Major
Richard Miles

October 2009

 CORPORATE CODE OF ETHICS AND CONDUCT

Our Board of Directors adopted a Corporate Code of Ethics and Conduct applicable to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code was filed as an exhibit to our Annual Report on Form 10-K for the year ended June 30, 2008.

STOCKHOLDER COMMUNICATIONS

Stockholders may send communications to the Board of Directors or to specified directors by mailing such communications to our Clerk at 22 East Broadway, Gardner, Massachusetts 01440. All such correspondence should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or only specified directors. Any stockholder communication sent to the Board of Directors will be forwarded to the Board without screening.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for inclusion in the 2010 proxy statement and form of proxy relating to that meeting provided they are received by our Clerk no later than July 4, 2010 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

If a stockholder who wishes to present a proposal at our 2010 annual meeting that will not be included in our proxy statement for such annual meeting fails to notify us of his or her desire to do so by September 16, 2010, then the proxies that the Board of Directors solicits for the 2010 annual meeting will include discretionary authority to vote on the stockholder's proposal, if such proposal is properly brought before the meeting.

 APPENDIX A

Charter of the Audit Committee
of the
Board of Directors
of
Precision Optics Corporation, Inc.

        1.    Purpose.    The purpose of the Audit Committee (the "Committee") shall be to (a) appoint, oversee and replace, if necessary, the independent auditor, (b) assist the Board of Director's oversight of (i) the preparation of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditor; and (c) prepare the report the SEC rules require be included in the Company's annual proxy statement.

        2.    Composition of the Audit Committee.    The Committee shall consist of not less than three board members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. Each member of the Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and The Nasdaq Stock Market, Inc. ("Nasdaq") as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee's compliance with such requirements. Members of the Committee shall be versed in reading and understanding financial statements.

        3.    Meetings of the Audit Committee.    The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management, with the internal auditors (or other personnel responsible for the internal audit function), and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

        4.    Responsibilities of the Audit Committee.    The function of the Committee is oversight. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

        5.    Duties and Proceedings of the Audit Committee.    The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

          5.1.    Oversight of Independent Auditor.

            (a)   Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

            (b)   Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

            (c)   Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor's independence, including a delineation of all relationships between the auditor and the Company; and recommend to the Board of Directors actions to satisfy the Board of the independence of the auditor.

          5.2.    Oversight of Audit Process and Company's Legal Compliance Program.

            (a)   Review and discuss with management, internal auditors and independent auditor the Company's system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

            (b)   Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices used in the preparation of the Company's financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

            (c)   Review material pending legal proceedings involving the Company and other contingent liabilities.

            (d)   Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company's internal controls.

            (e)   Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

            (f)    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

          5.3.    Other Responsibilities.

            (a)   Review the adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

            (b)   Prepare report for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

            (c)   Put in place an appropriate control process for reviewing and approving Company's internal transactions and accounting.

            (d)   Report to the Board on a regular basis.

            (e)   Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

            (f)    Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company's investment bankers and financial analysts.

        6.    Authority and Resources of the Audit Committee.    The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

 APPENDIX B

PRECISION OPTICS CORPORATION, INC.
22 EAST BROADWAY
GARDNER, MA 01440-3338

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECISION OPTICS CORPORATION, INC.

Vote on Director

1.	The Board of Directors recommends a vote FOR the listed nominee as a Class I director to serve for a three-year term.		For	Withhold
	01)	Nominee: Richard E. Forkey	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.    ☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

 PRECISION OPTICS CORPORATION, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. The proposal which is discussed in detail in the enclosed proxy materials requires your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote the shares.

Please mark the boxes on this proxy card to indicate how the shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on November 24, 2009.

Thank you in advance for your prompt consideration of these matters.

Very truly yours,

Precision Optics Corporation, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Notice and Proxy Statement and Annual Reprot are available at www.materials.proxvote.com/740294

 PRECISION OPTICS CORPORATION, INC.

COMMON STOCK PROXY

The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 30, 2009. In connection with the Annual Meeting mentioned below, the undersigned hereby appoints Joseph N. Forkey and Jack P. Dreimiller as Proxies of the undersigned each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Precision Optics Corporation, Inc. to be held on November 24, 2009 at 10:00 A.M. at the Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts, 01440, and at any adjournments or postponements thereof, upon the matters set forth in the Proxy Statement for such Annual Meeting. The foregoing Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy is solicited by the Board of Directors. When this proxy is properly executed, the shares represented hereby will be voted as specified by the Stockholder(s). If no direction is given, the shares will be voted FOR the election of the Class I director nominee as described in Proposal Number 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of Precision Optics Corporation, Inc. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

QuickLinks

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1: ELECTION OF DIRECTOR
OTHER MATTERS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table for the Fiscal Years Ended June 30, 2009 and 2008
Outstanding Equity Awards at Fiscal Year-End Table for the Fiscal Year Ended June 30, 2009 Option awards
Director Compensation Table for the Fiscal Year Ended June 30, 2009
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
CORPORATE CODE OF ETHICS AND CONDUCT
STOCKHOLDER COMMUNICATIONS
STOCKHOLDER PROPOSALS
  APPENDIX A
  APPENDIX B
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PRECISION OPTICS CORPORATION, INC.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
PRECISION OPTICS CORPORATION, INC. COMMON STOCK PROXY